UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2024

SUMMIT NETWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3010-8888 Odlin Cresent, Richmond, BC Canada V6X 3Z8

(Address of principal executive offices)

+ 1-604-336-5353

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01- Completion of Acquisition or Disposition of Assets

As previously noted, on April 8, 2024 Summit Networks, Inc. (“SNTW”) entered into a stock purchase agreement with the shareholders of 1103001 B.C. Ltd., dba St. Mega Enterprises, a Canadian corporation, located in British Columbia Canada, (“Mega”).  The transaction was consummated on May 31, 2024 and SNTW acquired all the outstanding common stock of Mega.  Due to this transaction, Mega has become a wholly owned subsidiary of SNTW.  The shareholders of Mega received 20,000,000 shares of the common stock of SNTW.

Mega has more than thirty (30) years of experience in the business of designing, manufacturing, and installing wood products, including cabinets and the construction of houses.

Item 3.02 – Unregistered Sales of Equity Securities

In connection with the acquisition described in Item 2.01 above, SNTW will issue 20,000,000 shares of its common stock (“Shares”). The Shares will be issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933.  The offering was not a public offering as defined in Section 4(2) due to the limited number of persons that received the Shares and the manner of the offering.  In addition, the acquirer of the Shares represented that he had the necessary investment intent as required by Section 4(2) and agreed to receive share certificates bearing a legend that stated the securities were restricted pursuant to Rule 144 of the Securities Act.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for SNTW’s business and operations that involve a number of risks and uncertainties.  SNTW’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding the transaction described. Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of SNTW to successfully complete this transaction; uncertainties relating to the ability to realize the expected benefits of the transaction; unanticipated or unfavorable regulatory actions; general economic conditions in the region and industry in which SNTW operates, and other risk factors as discussed in other filings made by the Corporation from time to time with the United States Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

Financial Statement for Business Acquired.

SNTW will file the financial statements required to be filed by this Item no later than 71 days after the date this Form 8-K is required to be filed.

Proforma Financial Information

SNTW will file the proforma financial statements required to be filed by this Item no later than 71 days after the date on which this Form 8-K is required to be filed.

Exhibit No.	Description
10.1	Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Summit Networks Inc.

Date: June 4, 2024	By:	/s/Stephen Kok Koon Tan
Stephen Kok Koon Tan (Principal Executive Officer)

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